SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                      EXCHANGE ACT OF 1934 (AMENDMENT NO.)

         Filed by the  Registrant  [X]
         Filed by a Party other than the  Registrant  [ ]
         Check the appropriate box:

         [ ]      Preliminary Proxy Statement
         [ ]      Definitive Proxy Statement
         [x]      Definitive Additional Materials
         [ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
         [ ]      Confidential,  for Use of the Commission Only (as permitted by
                  Rule 14a-6(e)(2))

                      ATLANTIC GULF COMMUNITIES CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

         [ ]      $125 per Exchange Act Rules  0-11(c)(1)(ii),  14a-6(i)(1),  or
                  14a-6(i)(2) or Item 22(a)(2) of Schedule 14A
         [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
         [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

(Set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
--------------------------------------------------------------------------------
         (5) Total fee paid:
--------------------------------------------------------------------------------
         [ ]      Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------
         [ ]      Check  box if any part of the fee is  offset  as  provided  by
                  Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1) Amount Previously Paid:
--------------------------------------------------------------------------------
         (2) Form, Schedule or Registration Statement No.:
--------------------------------------------------------------------------------
         (3) Filing Party:
--------------------------------------------------------------------------------
         (4) Date Filed:
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

                      ATLANTIC GULF COMMUNITIES CORPORATION

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

                      ANNUAL MEETING OF STOCKHOLDERS TO BE

                        HELD ON WEDNESDAY, JUNE 24, 1998



         The undersigned stockholder(s) of Atlantic Gulf Communities Corporation, a Delaware corporation (the "Company"), revoking all previous proxies, hereby acknowledge(s) receipt of the proxy statement dated May 19, 1998 and appoints James M. DeFrancia, Ricardo Koenigsberger and Gerald N. Agranoff, or any of them, attorneys and proxies of the undersigned, with full power of substitution to vote and act for the undersigned at the Company's annual meeting of stockholders to be held at the Hyatt Regency Miami, 400 S.E. Second Avenue, Miami, Florida, on Wednesday, June 24, 1998, at 11:00 a.m. (Florida time), and at any adjournment or postponement thereof, in respect of all of the Company's common stock registered in the name of the undersigned as fully as the undersigned could vote and act if personally present, as directed on the reverse side of this card, and in their discretion, on any other matters which may properly come before the meeting, or any adjournment or postponement thereof. This proxy, when properly executed, will be voted as directed herein. HOWEVER, IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3, 4, 5, 6, 7, 8, 9, 10, 11, AND 12. SAID PROXIES ARE AUTHORIZED AND DIRECTED TO VOTE AS INDICATED WITH RESPECT TO THE MATTERS DESCRIBED ON THE REVERSE SIDE.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and Annual Report of Atlantic Gulf Communities Corporation.


                     (PLEASE DATE AND SIGN ON REVERSE SIDE)

--------------------------------------------------------------------


Please mark your votes as in this example.    [X]

                                   -----------
                                     COMMON



1.       FOR             WITHHOLD      To consider and act upon a proposal to
                                       elect/re-elect Mr. James M. DeFrancia as
                        AUTHORITY      a Class 3 Director of the Company to
                                       serve until the Annual Meeting of
                                       Stockholders of the Company in the year
                                       2001 and until his successor is duly
                                       elected and qualified
         [ ]              [ ]


2.       FOR  AGAINST   ABSTAIN        To consider and vote upon a proposal to
                                       amend the Company's Certificate of
                                       Incorporation (1) to effect, as
                                       determined by the Board of Directors, in
                                       its discretion, either of two different
                                       reverse stock splits of the Company's
                                       issued and outstanding common stock as of
                                       the close of business on the effective
                                       date of the amendment, pursuant to which
                                       either (a) each 100 shares then
                                       outstanding will be converted into one
                                       share, or (b) each 200 shares then
                                       outstanding will be converted into one
                                       share and (2) to effect a forward split
                                       of the common stock as of 6:00 a.m.
                                       (Florida time) on the day following the
                                       effective date of the reverse stock
                                       split, pursuant to which each share of
                                       common stock then outstanding as of such
                                       date will be converted into the number of
                                       shares of common stock that such shares
                                       represented immediately prior to the
                                       effective date of the reverse stock split
         [ ]    [ ]       [ ]

3.       FOR  AGAINST   ABSTAIN        To consider and vote upon a proposal to
                                       ratify and approve the performance
                                       objectives (as approved by the
                                       Compensation/Stock Option Committee of
                                       the Board of Directors of the Company)
                                       for the 75% non-discretionary component
                                       of Mr. Rutherford's 1998 Bonus
         [ ]    [ ]       [ ]


4.       FOR  AGAINST   ABSTAIN        To consider and act upon a proposal to
                                       ratify and approve the payment of 50% of
                                       Mr. Rutherford's 1998 Bonus, to the
                                       extent earned (less applicable
                                       withholding taxes), in shares of Company
                                       common stock (in connection with, and on
                                       the terms set forth in, Mr. Rutherford's
                                       Employment Agreement)
         [ ]    [ ]       [ ]


5.       FOR  AGAINST   ABSTAIN        To consider and act upon a proposal to
                                       ratify and approve the payment of 50% of
                                       Mr. Rutherford's Warrant Reset Incentive,
                                       to the extent earned (less applicable
                                       withholding taxes), in shares of Company
                                       common stock (in connection with, and on
                                       the terms set forth in, Mr. Rutherford's
                                       Employment Agreement)
         [ ]    [ ]       [ ]


6.       FOR  AGAINST   ABSTAIN        To consider and act upon a proposal to
                                       ratify and approve the 1997 and 1998
                                       Recourse Loans by the Company to Mr.
                                       Rutherford, the proceeds of which are to
                                       be used solely for the purpose of
                                       purchasing shares of common stock of the
                                       Company in the NASDAQ National Market or
                                       in one or more private transactions with
                                       third parties (in connection with, and on
                                       the terms set forth in, Mr. Rutherford's
                                       Employment Agreement)
         [ ]    [ ]       [ ]


7.       FOR  AGAINST   ABSTAIN        To consider and act upon a proposal to
                                       ratify and approve the purchase by Mr.
                                       Rutherford from the Company of shares of
                                       common stock of the Company having a
                                       market value, as of the purchase date,
                                       equal to $600,000, and the nonrecourse
                                       $600,000 Loan to be made by the Company
                                       to Mr. Rutherford, the proceeds of which
                                       are to be used solely to fund the
                                       purchase price of such shares (in
                                       connection with, and on the terms set
                                       forth in, Mr. Rutherford's Employment
                                       Agreement)
         [ ]    [ ]       [ ]


8.       FOR  AGAINST   ABSTAIN        To consider and act upon a proposal to
                                       ratify and approve the payment (in the
                                       discretion of the Board) of 50% of Mr.
                                       Laguardia's 1998 Performance Bonus, to
                                       the extent earned (less applicable
                                       withholding taxes), in shares of Common
                                       Stock (in connection with, and on the
                                       terms set forth in, Mr. Laguardia's
                                       Employment Agreement)
         [ ]    [ ]       [ ]


9.       FOR  AGAINST   ABSTAIN        To consider and act upon a proposal to
                                       ratify and approve Mr. Jeffrey's New
                                       Option Plan Agreement, which entitles Mr.
                                       Jeffrey to purchase up to 200,00 shares
                                       of Company common stock on the terms set
                                       forth therein
         [ ]    [ ]       [ ]

10.      FOR  AGAINST   ABSTAIN        To consider and act upon a proposal to
                                       ratify and approve Mr. Laguardia's Option
                                       Agreement, which entitles Mr. Laguardia
                                       to purchase up to 450,000 shares of
                                       Company common stock on the terms set
                                       forth therein
         [ ]    [ ]       [ ]


11.      FOR  AGAINST   ABSTAIN        To consider and act upon a proposal to
                                       ratify and approve Mr. Rutherford's
                                       Option Agreement, which entitles Mr.
                                       Rutherford to purchase up to 3,000,000
                                       shares of Company common stock on the
                                       terms set forth therein
         [ ]    [ ]       [ ]


12.      FOR  AGAINST   ABSTAIN        To consider and act upon a proposal to
                                       ratify and approve an amendment to the
                                       Atlantic Gulf Communities Corporation
                                       Stock Option Plan (the "Plan") to
                                       increase the number of shares of Company
                                       common stock with respect to which
                                       options may be granted under the Plan by
                                       500,000 shares (i.e., from 750,000 shares
                                       of Company common stock to 1,250,000
                                       shares of Company common stock)
         [ ]    [ ]       [ ]


                                              Dated:                    , 1998
                                                     -------------------


                                              -----------------------------
                                              Signature of Stockholder

                                              -----------------------------
                                              Signature of Stockholder

                                              NOTE:  Please  date and sign  this
                                              Proxy  exactly as the names appear
                                              hereon.     When     signing    as
                                              attorney-in-fact,        executor,
                                              administrator,      trustee     or
                                              guardian, please add your title as
                                              such. Proxies executed in the name
                                              of a corporation  should be signed
                                              on behalf of the  corporation by a
                                              duly  authorized  officer.   Where
                                              shares  are  owned  in the name of
                                              two  or  more  persons,  all  such
                                              persons should sign.

PLEASE RETURN YOUR COMPLETED PROXY IN THE ENCLOSED POSTAGE PAID ENVELOPE